UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 27, 2009

AMERICAN BUSINESS CHANGE AGENTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

 (State or Other Jurisdiction of Incorporation)

333-157783	26-4083754
(Commission File Number)	(IRS Employer Identification No.)

13070 Addison Road, Roswell, GA	30075
(Address of Principal Executive Offices)	(Zip Code)

404-915-0570
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

On August 27, 2009 (the "Dismissal Date"), the Board of Directors of American Business Change Agents, Inc. (the "Registrant") dismissed Moore & Associates Chartered (“Moore”), its independent registered public accounting firm. On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a Board investigation.

The reports of Moore on the audited financial statements of the Registrant for the fiscal years from inception on January 6, 2009 through the fiscal year ended January 31, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated January 31, 2009 on the Registrant's financial statements for the fiscal year ended January 31, 2009.

During the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no disagreements as defined in Item 304 of Regulation S-K) with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Moore with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Moore to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. Moore was not available to sign the letter within the timeframe needed to file this 8-K. A copy of such letter, will be filed upon receipt as an attachment to an amended Form 8-K.

(b) Engagement of Seale and Beers, CPAs

On August 27, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 American Business Change Agents, Inc.

 Registrant

/s/ Edward A. Sundberg

By: Edward A. Sundberg

Its: President

Dated: September 1, 2009

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